Exhibit 10.1

AMENDMENT TO MANAGEMENT AGREEMENT

This amendment is made and entered into as of the 9th day of May, 2006, by and between Physicians’ Reciprocal Insurers, a New York domiciled Reciprocal Insurer (“PRI”) and Administrators for the Professions, Inc., a New York Corporation (“AFP”).

Whereas, AFP and PRI desire to further amend the AMENDED and RESTATED MANAGEMENT AGREEMENT dated January 1, 1999.

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereinafter set forth, the parties agree as follows:

The first sentence of Paragraph 3 of the Agreement is amended to read as follows:

This AGREEMENT shall be effective from the date set forth above and shall continue thereafter, unless terminated in accordance with its provisions, until December 31, 2011.

All other terms and conditions remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first above written.

PHYSICIANS’ RECIPROCAL INSURERS	ADMINISTATORS FOR THE PROFESSIONS, INC.

By:	/s/ Herman Robbins, M.D.	By:	/s/ Anthony J. Bonomo
	Herman Robbins, M.D.		Anthony J. Bonomo

Title:	Chairman of the Board of Governors	Title:	President and Chief Executive Officer